FIRST TRUST EXCHANGE-TRADED FUND II

                  FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
    FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

                  (each a "Fund" and collectively the "Funds")

              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2012,
                         AS SUPPLEMENTED MARCH 6, 2012

                              DATED MARCH 16, 2012

      The disclosure in the Prospectus is revised in the following manner:

      1. The "Index Information -- First Trust NASDAQ CEA Smartphone Index Fund -- Eligibility Criteria" section is replaced in its entirety with the following:

      To be included in the Index, a security must meet the following criteria:

      o the issuer of the security must be classified as a Smartphone company as determined by Consumer Electronics Association (CEA);

      o the security must be listed on a index-eligible global stock exchange;

      o     one security per issuer is permitted;

      o the security must have a minimum worldwide market capitalization of $250 million;

      o the security must have a minimum three-month average daily dollar trading volume of $1 million;

      o     a minimum free float of 20%; and

      o the security foreign ownership restriction limitations have not been met.

      2. The first paragraph under the "Index Information -- First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -- Index Calculation" section is replaced in its entirety with the following:

      The NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) is a float adjusted modified market capitalization weighted index. The value of the Index equals the aggregate value of the Index share weights (the "Index Shares") of each of the Index Securities multiplied by each such security's Last Sale Price,(1) and divided by the divisor of the Index. The divisor serves the purpose of scaling such aggregate value to a lower order of magnitude which is more desirable for reporting purposes. The Index began on September 22, 2009 at a base value of 250.00.

      3. The "Index Information -- First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -- Eligibility Criteria" section is replaced in its entirety with the following:

      To be included in the Index, a security must meet the following criteria:

      o the issuer of the security must be classified as smart grid, electric infrastructure and/or other grid related activities company according to Clean Edge;

      o the security must be listed on a index-eligible global stock exchange;

      o     one security per issuer is permitted ;

      o the security must have a minimum worldwide market capitalization of $100 million;

      o the security must have a minimum three-month average daily dollar trading volume of $500 thousand;

      o     a minimum free float of 20%; and

      o the security's foreign ownership restriction limitations have not been met.

      4. The first paragraph under the "Index Information -- First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -- Index Rebalancing" section is replaced in its entirety with the following:

      The Index employs a float adjusted modified market capitalization weighting methodology. At each Evaluation, the Index Securities are classified as Pure Play or Diversified. The Pure Play securities are given a collective weight of 80% and the diversified securities are given a collective weight of 20% in the Index.

      5. The fourth paragraph under the "Index Information -- First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -- Index Rebalancing" section is replaced in its entirety with the following:

      The modified market capitalization weighting methodology is applied to the float-capitalization of each Index Security, using the Last Sale Price of the security at the close of trading on the last trading day in February, May, August and November and after applying quarterly and free float changes to the total shares outstanding. Index Shares are then calculated multiplying the weight of the security derived above by the new market value of the Index and dividing the modified market capitalization for each Index Security by its corresponding Last Sale Price. The changes are effective after trading on the third Friday in March, June, September and December.

   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE